                                                                   Exhibit 10(Q)

                                                  Amendatory Agreement No. 2
                                                  Contract No. DE-MS79-88BP92436
                                                  Effective at 2400 Hours on the
                                                  Amendment Effective Date

                              AMENDATORY AGREEMENT
                                 executed by the
                            UNITED STATES OF AMERICA
                              DEPARTMENT OF ENERGY
                              acting by and through
                         BONNEVILLE POWER ADMINISTRATION
                                       and
                          SIERRA PACIFIC POWER COMPANY

                                Index to Sections
--------------------------------------------------------------------------------
Section                                                                     Page

   1.    Amendment Transfer Service.......................................   2
   2.    Amendment Term...................................................   2
   3.    Provisions Relating to Delivery..................................   2
   4.    Payment for Transfer of Power....................................   3
   5.    Status of Amendment..............................................   3
   6.    Multiple Originals...............................................   3

         Exhibits revised
         Exhibit B  (Points of Delivery and Points of Replacement)........   1
         Exhibit C  (Transfer Charges and Loss Factors)...................   1

     This AMENDATORY AGREEMENT, executed July 5, 2000, is entered into by the UNITED STATES OF AMERICA (Government), Department of Energy, acting by and through the Bonneville Power Administration (Bonneville), and SIERRA PACIFIC POWER COMPANY (Company), a corporation of the State of Nevada. Bonneville and Company are sometimes referred to collectively as "Parties."

WITNESSETH:

     WHEREAS, the Parties entered into a General Transfer Agreement (GTA), Contract No. DE-MS79-88BP92436, dated February 25, 1988 and amended April 11, 1995, which provides, among other matters, for the transfer of electric power and energy to Wells Rural Electric Company (Wells). The Company is currently providing up to 65 MW of transfer service under the GTA. Bonneville delivers this electric power and energy at the Hilltop Point of Replacement (POR); and

     WHEREAS, the Company has completed construction on a 345 kilovolt (kV) transmission line between the Company's North Valley Road Substation in Reno, Nevada and the Company's Hilltop Substation near Alturas, California (Reno-Alturas Transmission Project); and

     WHEREAS, the Reno-Alturas Transmission Project is interconnected to Bonneville's Malin-Warner 230 kV Line (Malin-Warner Line); and

     WHEREAS, Bonneville has by letter dated August 3, 1998 exercised its option to transfer its POR from Midpoint to Hilltop;

     NOW, THEREFORE, in consideration of the promises and covenants contained herein, the Parties agree to amend the GTA as follows:

1.   AMENDMENT TRANSFER SERVICE

Exhibit B of the GTA is amended pursuant to the following:

"Company shall provide service under the GTA up to a total demand limit of 110 MW, including service delivered pursuant to Contract Number DE-MS79-79BP90000, to include Maggie Creek, Carlin, McNabb, Jiggs Lee, and Winnemucca. Point of Replacement shall be at the Hilltop Point of Interconnection.

2.   AMENDMENT TERM

Subject to the approval of the Federal Energy Regulatory Commission, this Amendment shall be effective at 2400 hours on the date of execution (Amendment Effective Date).

3.   PROVISIONS RELATING TO DELIVERY

Section 4(a) of the GTA is amended to read as follows:

"(a) Electric power and energy shall be made available by the Company at all times during the term hereof at the points of delivery described in Exhibit B (Points of Delivery), in the amount of Bonneville's Customer requirements at such points and at the approximate voltages specified therein; provided, however, that Bonneville shall make available, pursuant to section 5, electric power and energy at the Points of Replacement specified in Exhibit B; provided, however, that in the event of an outage on the Company's 120 kV transmission system serving the Carlin area and the company is unable to serve both the Company's customer loads and Bonneville's Customer loads, in which case, to the extent possible, interruption of the loads will be shared equitably between the Parties.

     In no event shall the Company be obligated to import electric power and energy hereunder at a demand level in excess of the import demand limit specified in Exhibit B, except where otherwise agreed. If any of Bonneville's Customer load is interrupted, the Company may provide service pursuant to section 6 of the GTA.

     In the event insufficient import capability to the Company's system exists, Bonneville shall provide power in excess of the demand limit from inside the Company's import boundary in a manner specified by the Company, or reduce deliveries accordingly. The Company will give priority to residential customers and other critical loads in its use of Valmy Generation."

4.   PAYMENT FOR TRANSFER OF POWER

Section 9(a) of the GTA is amended to read as follows:

"(a) For the use of Company services and facilities in transferring electric power and energy hereunder, Bonneville shall pay the Company each month in the term hereof an amount equal to the sum for all Points of Delivery of the greater of (1), (2) or (3) below for each point of delivery; provided however, that certain Points of Delivery shall be coincidentally combined as specified in Exhibit B".

Section 9(a)(3) of the GTA is amended to read as follows:

     "(3) The product of [1] the Transmission Reservation shown in Exhibit G for the current month and [2] the Transfer Charge."

5.   STATUS OF AMENDMENT

     It is expressly understood and agreed by the Parties that all the terms, conditions, and provisions of this Amendment are made part of the GTA upon the Amendment Effective Date as though the GTA were expressly rewritten to incorporate and include the contents of this Amendment. None of the terms or conditions in this Amendment shall be considered a precedent for any future agreement between the Parties.

6.   MULTIPLE ORIGINALS

     Two (2) copies of this Amendment have been executed by the Parties. Each executed copy shall be deemed an original.

     IN WITNESS WHEREOF, the Parties hereto have executed this Amendment.

SIERRA PACIFIC POWER COMPANY                  UNITED STATES OF AMERICA
                                              Department of Energy
                                              Bonneville Power Administration


By:                                           By:
   ----------------------------------------      -------------------------------


Name:    Gary Porter                          Name:    Patrick McRae


Title:   Executive Director of Transmission   Title:   Manager, Transmission &
                                                       Reserve Services - PBL


Date:  6/30/00                                Date:  7/5/00

                                                  Amendatory Agreement No. 2
                                                  Exhibit B, Page 1 of 4
                                                  Contract No. DE-MS79-88BP92436
                                                  Sierra Pacific Power Company
                                                  Effective at 2400 Hours on the
                                                  Amendment Effective Date

                  POINTS OF DELIVERY AND POINTS OF REPLACEMENT

A.   Carlin Substation Point of Delivery - Not to exceed 10MW without prior notification and approval by Company

     Bonneville Customer: Wells.

     Location: The point near Wells Carlin Substation where the 115 kV facilities of the Company and Wells are connected.

     Voltage: 120kV.

     Metering: Coincidentally with the Maggie Creek Point of Delivery, Jiggs Lee Point of Delivery, and McNabb Point of Delivery, at the following locations:

     (1) Carlin Point of Metering: In Wells' Carlin Substation in the 25kV circuit over which such electric power and energy flows.

     (2) Rain Point of Metering: In the Rain Point of Delivery located on Wells' Pine Valley 14.4 / 24.9 kV distribution line where Wells delivers power and energy to the Company's load.

     (3) Sprint Point of Metering: In the U.S. Sprint Point of Delivery on Wells' Pine Valley 14.4 / 24.9 kV distribution line where Wells delivers power and energy to the Company's load.

     Demand Limit: Service to this Point of Delivery shall not exceed 10 MW without prior notification and approval by the Company. Service to this Point of Delivery, the Maggie Creek Point of Delivery, the McNabb Point of Delivery, the Jiggs Lee Point of Delivery, and the demand pursuant to Contract Number DE-MS-79-79BP90000, shall not exceed 110 MW, plus losses as specified in Exhibit C.

     Adjustment: There shall be an adjustment for losses between the Points of Metering and the Point of Delivery.

     Amount of Power Delivered: The amount of electric energy and reactive power delivered hereunder and each of the Integrated Demands for any hour during the term hereof shall be the sum of the following:

                                                  Amendatory Agreement No. 2
                                                  Exhibit B, Page 2 of 4
                                                  Contract No. DE-MS79-88BP92436
                                                  Sierra Pacific Power Company
                                                  Effective at 2400 Hours on the
                                                  Amendment Effective Date

     (1) the amount metered at the Carlin Point of Metering, after adjusting losses as specified in the GTA, less the sum of the amount metered at the Rain Point of Metering, after adjusting for losses as specified above, and the U.S. Sprint Point of Metering, after adjusting for losses as specified above;

     (2) the amount metered at the Maggie Creek Point of Metering, as described below, after adjusting for losses as specified above;

     (3) the amount metered at the McNabb Point of Metering, as described below, after adjusting for losses as specified above;

     (4) the amount metered at the Jiggs Lee Point of Metering, as described below, after adjusting for losses as specified above; and

     (5) the amount metered under Contract Number DE-MS79-79BP9000 for the Harney Winnemucca Point of Metering.

B.   Maggie Creek Point of Delivery - Not to exceed 85 MW without prior notification and approval by SPPCo.

     Bonneville Customer: Wells.

     Location: The point in the Company's Eightmile Creek-Maggie Creek 120 kV transmission line where the tap to Wells' Gold Quarry Substation is connected.

     Voltage: 120kV.

     Metering: Coincidentally with the Carlin Substation, Jiggs Lee Point of Delivery, and McNabb Points of Delivery, in Maggie Creek Substation on the 120 kV line to Gold Quarry.

     Demand Limit: Service to this Point of Delivery shall not exceed 85 MW without prior notification and approval by Company. Service to this Point of Delivery, the Carlin Substation Point of Delivery, the McNabb Point of Delivery, the Jiggs Lee Point of Delivery, and the demand pursuant to Contract Number DE-MS79-79BP90000, shall not exceed 110 MW, plus losses as specified in Exhibit C.

     Amount of Power Delivered: The amount of electric power and energy delivered shall be determined coincidentally with the Carlin Substation Point of Delivery, the Jiggs Lee Point of Delivery, and the McNabb Point of Delivery as specified in the GTA, as well as

                                                  Amendatory Agreement No. 2
                                                  Exhibit B, Page 3 of 4
                                                  Contract No. DE-MS79-88BP92436
                                                  Sierra Pacific Power Company
                                                  Effective at 2400 Hours on the
                                                  Amendment Effective Date

     the amount metered under Contract Number DE-MS79-79BP9000 for the Harney Winnemucca Point of Metering.

     Adjustment: There shall be an adjustment for losses between the Point of Metering and the Point of Delivery.

C.   McNabb Point of Delivery - Not to exceed 500 kW without prior notification and approval by the Company.

     Bonneville Customer: Wells.

     Location: The point in the Company's Tonkin Springs-Cortez Tap 60 kV transmission line where the tap to Wells' McNabb substation is located.

     Voltage: 60 kV.

     Metering: Coincidentally with the Carlin Substation, Jiggs Lee Point of Delivery, and Maggie Creek Points of Delivery, in McNabb Substation on the
     14.40 kV side of the 60 / 14.4 kV transformer.

     Demand Limit: Service to this Point of Delivery shall not exceed 500 kW without prior notification and approval by Company. Service to this Point of Delivery, the Carlin Substation Point of Delivery, the Maggie Creek Point of Delivery, Jiggs Lee Point of Delivery, and the demand pursuant to Contract Number DE-MS79-79BP90000, shall not exceed 110 MW, plus losses as specified in Exhibit C.

     Amount of Power Delivered: The amount of electric power and energy delivered shall be determined coincidentally with the Carlin Substation Point of Delivery, the Jiggs Lee Point of Delivery, and the Maggie Creek Point of Delivery as specified in the GTA, as well as the amount metered under Contract Number DE-MS79-79BP9000 for the Harney Winnemucca Point of Metering.

     Adjustment: There shall be an adjustment for losses between the Point of Metering and the Point of Delivery.

D.   Jiggs Lee Point of Delivery - Not to exceed 2 MW without prior notification and approval by Company.

     Bonneville Customer: Wells.

                                                  Amendatory Agreement No. 2
                                                  Exhibit B, Page 4 of 4
                                                  Contract No. DE-MS79-88BP92436
                                                  Sierra Pacific Power Company
                                                  Effective at 2400 Hours on the
                                                  Amendment Effective Date

     Location: The point in the Company's 208 Distribution line where Company connects to Wells distribution line. The point in the Company's 208 Distribution line where the Service territory starts.

     Voltage: 24.9 kV.

     Metering: The point in the Company's 208 Distribution line where Company connects to Wells distribution line where the Service territory starts.

     Demand Limit: Service to this Point of Delivery shall not exceed 2MW without prior notification and approval by Company. Service to this Point of Delivery, the Carlin Substation Point of Delivery, the Maggie Creek Point of Delivery, the McNabb Point of Delivery, and the demand pursuant to Contract No. DE-MS79-79BP90000, shall not exceed 110 MW, plus losses as specified in Exhibit C.

     Amount of Power Delivered: The amount of electric power and energy delivered shall be determined coincidentally with the Carlin Substation Point of Delivery and the Maggie Creek Point of Delivery as specified in the GTA, as well as the amount metered under Contract Number
     DE-MS79-79BP9000 for the Harney Winnemucca Point of Metering.

     Adjustment: There shall be an adjustment for losses between the Point of Metering and the Point of Delivery.

E.   Points of Replacement

     Hilltop Point of Replacement

          Location: The 230 kV bus at the Hilltop Substation where the Company has a right to accept deliveries of power and energy from Bonneville.

          Voltage: 230/345 kV.

     Valmy Point of Replacement

          Location: The 345 kV bus at the Company's Valmy Substation. This Point of Replacement is to be used for amounts scheduled from Valmy.

          Voltage: 345 kV.

                                                  Amendatory Agreement No. 2
                                                  Exhibit C, Page 1 of 1
                                                  Contract No. DE-MS79-88BP92436
                                                  Sierra Pacific Power Company
                                                  Effective at 2400 Hours on the
                                                  Amendment Effective Date

                        TRANSFER CHARGES AND LOSS FACTORS

                      Transfer Charge/1/   Transfer Trip Load   Loss Factor/2/
Point of Delivery        ($/kW-mo)                (MW)               (%)

Carlin Substation          3.40                    0                 4.0

Maggie Creek               3.40                    0                 4.0

McNabb                     3.40                    0                 4.0

Jiggs Lee                  3.40                    0                 4.0

----------
/1/  Transfer charge at the FERC-approved rate.

/2/ Based on Company average incremental transmission losses, from Schedule RT, section T-1, Transmission Service, which is reviewed and adjusted as necessary.

                                                  Amendatory Agreement No. 2
                                                  Exhibit G, Page 1 of 1
                                                  Contract No. DE-MS79-88BP92436
                                                  Sierra Pacific Power Company
                                                  Effective at 2400 Hours on the
                                                  Amendment Effective Date

                            TRANSMISSION RESERVATION

1. The forecast monthly peak ("Transmission Reservation") given below, in megawatts, shall be the basis for calculating the minimum monthly reservation fee, ie: Transmission Reservation* $3.40kW mo.

2. For the period of August 1995 through July 2000, the annual Transmission Reservation, as applied in Exhibit E, shall be no less than 100 percent of the forecast monthly peak demand given below.

3. For the period of August 2000 through July 2005, the annual Transmission Reservation shall be no less than 85 percent of the forecast monthly peak demand given below, in megawatts.

--------------------------------------------------------------------------------------
        1995    1996    1997    1998    1999   2000   2001   2002   2003   2004   2005
--------------------------------------------------------------------------------------
Jan             70.61   71.61   71.61   70.0   70.0   70.1   70.2   70.3   70.3   70.4
--------------------------------------------------------------------------------------
Feb             70.51   71.51   71.51   70.1   70.2   70.3   70.3   70.4   70.5   70.6
--------------------------------------------------------------------------------------
Mar             69.80   70.80   70.80   69.3   69.3   69.4   69.4   69.5   69.6   69.6
--------------------------------------------------------------------------------------
Apr             69.29   70.26   70.26   69.2   69.2   69.3   69.3   69.4   69.5   69.5
--------------------------------------------------------------------------------------
May             69.71   70.71   70.71   68.6   68.6   68.7   68.7   68.8   68.8   68.9
--------------------------------------------------------------------------------------
Jun             71.56   72.56   72.56   68.2   68.2   68.3   68.3   68.4   68.4   68.5
--------------------------------------------------------------------------------------
Jul     69.64   69.64   70.64   69.64   68.6   68.7   68.7   68.8   68.8   68.9   69.0
--------------------------------------------------------------------------------------
Aug     69.71   69.71   70.71   69.71   68.3   68.4   68.4   68.5   68.5   68.6   68.6
--------------------------------------------------------------------------------------
Sep     69.29   69.29   70.29   69.29   68.6   68.6   68.7   68.7   68.8   68.9   68.9
--------------------------------------------------------------------------------------
Oct     69.76   69.76   70.76   69.76   68.4   68.4   68.5   68.5   68.6   68.6   68.7
--------------------------------------------------------------------------------------
Nov     70.22   70.22   71.22   70.22   69.5   69.6   69.6   69.7   69.8   69.9   69.9
--------------------------------------------------------------------------------------
Dec     70.48   70.48   71.48   70.48   70.0   70.1   70.1   70.2   70.3   70.4   70.5
--------------------------------------------------------------------------------------

4. Transmission Reservations for years after July 5, 2004, through 2010 shall be subject to a Charge for Reduction of Service based on 85 percent of the Forecasted Monthly Peak Demand.

AMENDMENT TERM

     Subject to the approval of the Federal Energy Regulatory Commission, this Amendment shall be effective at 2400 hours on the date of execution (Amendment Effective Date) with no adjustments for prior periods under the terms and conditions of Amendment.

                                  Page 1 of 1